UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 12, 2021

ELECTRIC LAST MILE SOLUTIONS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-39457	84-2308711
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1055 W. Square Lake Road Troy, Michigan	48098
(Address of principal executive offices)	(Zip Code)

(888) 825-9111
Registrant’s telephone number, including area code

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	ELMS	The Nasdaq Stock Market LLC
Warrants, each whole warrant exercisable for one share of common stock, each at an exercise price of $11.50 per share	ELMSW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition

On August 12, 2021, Electric Last Mile Solutions, Inc. (the “Company”) issued a press release reporting its financial results for its second quarter ended June 30, 2021. A copy of the release is attached as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Exhibit Description
99.1	Press Release of Electric Last Mile Solutions, Inc. dated August 12, 2021
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)
SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Electric Last Mile Solutions, Inc.

Date:	August 12, 2021	By:	/s/ Albert Li
Albert Li
Chief Financial Officer and Treasurer

Exhibit 99.1

ELMS Announces Second Quarter 2021 Financial Results

•Urban Delivery is on track to be the first Class 1 commercial electric vehicle in the U.S., with start of production confirmed for the third quarter this year.
•Continued strong demand for the Urban Delivery and working to finalize order commitments.
•Completed its business combination to become a publicly traded company, with approximately $294 million of capital raised.
•Acquired EV manufacturing facility with up to 100,000-unit annual capacity in Mishawaka, Indiana.
•Strategic supply chain in place, production schedule set for 2021 with an updated volume target of 1,000 units.
•ELMS engineering center established and staffed for vehicle integration, design and launch of commercial EV products.

Troy, MI. (August 12, 2021) – Electric Last Mile Solutions, Inc. (NASDAQ: ELMS; ELMSW) (“ELMS” or the “Company”), a commercial electric vehicle (“EV”) company focused on creating intelligent, e-mobility workstations for last mile customers, today announced financial and operating results for the quarter ended June 30, 2021.

“We made great strides in the second quarter, achieving multiple key milestones in our mission to redefine productivity for the last mile. We are affirming our intentions to launch production of the U.S. market’s first Class 1 commercial EV, the Urban Delivery, by the end of the third quarter,” said James Taylor, Co-Founder and CEO of ELMS. “In the second quarter, we successfully closed our business combination, providing us with sufficient funds to execute our business plan. We also acquired our EV factory and are progressing towards production readiness. From an engineering perspective, we are on schedule to finalize our testing. Reception of the Urban Delivery has been positive, and we are now actively working to finalize order commitments. Meanwhile, we have scheduled pilots for our EVs, including our second product, the all-electric medium duty Urban Utility, with potential customers across industry verticals.”

“We believe ELMS is well-positioned to seize a first-mover opportunity in the Class 1 commercial EV segment at scale and provide customers with sustainable and efficient EV solutions that are profit drivers, not cost-centers.”

Second Quarter 2021 Highlights
•Net loss for the second quarter was $8.6 million, or $0.10 per share.
•The Company had a cash balance of $217.4 million as of June 30, 2021.
•Completed business combination with Forum Merger III Corporation resulting in ELMS becoming a publicly traded company.
•Acquired EV manufacturing facility in Mishawaka, Indiana to produce next-generation commercial EVs.
•Announced proposed strategic distribution partnership with Randy Marion Automotive Group, one of the largest commercial dealers in the U.S.
•Launched collaboration with Cox Automotive Inc. to define the future of commercial EV fleet service and provide ELMS customers access to Cox Automotive’s more than 6,000 service centers and 3,000 partner locations, as well as Dickinson Fleet Services’ network of more than 800 mobile technicians.
•Revealed the design of ELMS’ second segment-defining vehicle, the all-electric medium duty Urban Utility.

Recent Business Highlights
•Accelerated organizational capabilities by expanding the global leadership team with key personnel across digital solutions, engineering, operations and manufacturing, marketing, business development and sales. Executive hires include Chief Strategy and Digital Officer, Jonathan Ballon; Deputy CFO, Treasurer and Controller, Rob Song; Chief Revenue Officer, Ron Feldeisen; VP of Engineering Praveen Cherian; and Adam Du, Director of China Operations. Plans in place to expand office locations to Shanghai and San Francisco to access talent and global suppliers.
•Broadened supply base for market-proven components through binding agreements with Liuzhou Wuling Automobile Industry Co. Ltd., a leading manufacturers of electric cargo vans. ELMS driving vehicle design based on customer requirements and U.S. engineering specifications. Continued engagement with other potential OEM partners for additional supply.
•Expanded and protected the Company’s IP portfolio, including the filing of a patent for a Class 1 commercial EV frontal impact-absorption design as part of ELMS’ proprietary EV crash protection system.
•Announced partnership with Trane Technologies plc’s Thermo King unit to build first-of-its-kind all-electric refrigerated delivery vehicle prototype and test with potential customers.
•Customer evaluations and pilots of the Urban Utility scheduled, with production on track to commence in the second half of 2022.

Business Outlook
•Affirmed start of production for the ELMS Urban Delivery by the end of third quarter of 2021 and set 2021 production target of 1,000 vehicles.
•On track for 2022 production volume target laid out in business plan.
•2021 total operating expenses are expected to be in the range of $75 million to $80 million.
•2021 capital expenditures are expected to be in the range of $25 million to $30 million.

Conference Call and Webcast
ELMS will host a conference call and webcast to discuss its second quarter results at 5:00 p.m. Eastern Time today, August 12, 2021. To listen to the live webcast, go to the Investors section of the Company’s website at www.electriclastmile.com at least 15 minutes prior to the scheduled start time in order to register.

To Participate in the Telephone Conference Call: Dial in at least 15 minutes prior to start time. Domestic: 1-877-300-8521 International: 1-412-317-6026

A replay of the call will be available via webcast at www.electriclastmile.com.

About Electric Last Mile Solutions, Inc.
Electric Last Mile Solutions, Inc. (NASDAQ: ELMS; ELMSW) is focused on defining a new era in which commercial vehicles run clean as connected and customized solutions that make our customers’ businesses more efficient and profitable. ELMS’ first vehicle, the Urban Delivery, is anticipated to be the first Class 1 commercial electric vehicle in the U.S. market. The company is headquartered in Troy, Michigan. For more information, please visit www.electriclastmile.com.

Forward-Looking Statements
This press release includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. The Company’s actual results may differ from its expectations, estimates and projections and consequently, you should not rely on these forward-looking statements as predictions of future events. Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believes,” “predicts,” “potential,” “continue,” and similar expressions are intended to identify such forward-looking statements. These forward-looking statements include, without limitation, the Company’s expectations with respect to future performance of the business, the size, demands and growth potential of the markets for the Company’s products and the Company’s ability to serve those markets, the Company’s ability to develop innovative products and compete with other companies engaged in the commercial delivery vehicle industry and/or the electric vehicle industry, the Company’s ability to attract and retain customers, the estimated go to market timing and cost for the Company’s products, and the implied valuation of the Company. These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from the expected results. Most of these factors are outside the Company’s control and are difficult to predict. Factors that may cause such differences include, but are not limited to: (1) the inability to recognize the anticipated benefits of the business combination, which may be affected by, among other things, competition and the ability of the Company to grow and manage growth profitably and retain its key employees; (2) changes in applicable laws or regulations; (3) the possibility that the Company may be adversely affected by other economic, business, and/or competitive factors; (4) the impact of COVID-19 on the Company’s business; (5) any delays the Company may experience in realizing its projected timelines and cost and volume targets for the production, launch and ramp up of production of the Company’s vehicles and the modification of its manufacturing facility; (6) the ability of the Company to obtain customers, obtain product orders, and convert its non-binding pre-orders into binding orders or sales; (7) the Company’s ability to implement its business plans and strategies; and (8) other risks and uncertainties described in the “Risk Factors” section of the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2021, and in the Company’s future filings with the Securities and Exchange Commission. Some of these risks and uncertainties may in the future be amplified by the COVID-19 outbreak and there may be additional risks that the Company considers immaterial or which are unknown. The Company cautions that the foregoing list of factors is not exclusive. The Company cautions readers not to place undue reliance upon any forward-looking statements, which speak only as of the date made. The Company does not undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements to reflect any change in its expectations or any change in events, conditions or circumstances on which any such statement is based.

Electric Last Mile Solutions, Inc.
Condensed Consolidated Statement of Operations and Comprehensive Loss (Unaudited)
(Amounts in thousands, except share and per share data)

Three Months Ended June 30, 2021
OPERATING EXPENSES:
Research and development expense	$2,410
General and administrative expense	5,060
Total operating expense	7,470
LOSS FROM OPERATIONS	(7,470)
Interest expense	(2,063)
Gain on change in fair value of warrant liabilities	945
Other income (expense), net	2
LOSS BEFORE INCOME TAXES	(8,586)
Income tax benefit	—
NET LOSS AND COMPREHENSIVE LOSS	$(8,586)

LOSS PER SHARE:
Basic and diluted loss per share	$(0.10)
Basic and diluted weighted shares outstanding	84,042,680

Electric Last Mile Solutions, Inc.
Condensed Consolidated Balance Sheets
(Amounts in thousands, except par value and share data)

	Successor
	June 30, 2021	December 31, 2020
ASSETS	(Unaudited)
CURRENT ASSETS:
Cash and cash equivalents	$171,529	$25,205
Restricted cash	45,902	—
Prepaid expenses and other current assets	3,809	—
Inventories	824	—
Total current assets	222,064	25,205
Property, plant and equipment, net	191,966	—
Intangibles and other assets, net	6,802	38
TOTAL ASSETS	$420,832	$25,243

LIABILITIES AND SHAREHOLDERS' EQUITY (DEFICIT)
CURRENT LIABILITIES:
Accounts payable	$7,076	$1,345
Accrued expenses	2,741	5,532
Current portion of land contract and promissory note	66,658	—
Total current liabilities	76,475	6,877
Convertible promissory notes	—	25,094
Land contract and promissory note obligations, net of current portion	42,716	—
Warrant liabilities	19,447	—
Pension benefit obligation	114	—
Other long-term liabilities	443	—
Total liabilities	139,195	31,971
COMMITMENTS AND CONTINGENCIES
Predecessor parent's net investment	—	—
Preferred stock, $0.0001 par value; 100 million shares authorized; none issued or outstanding.	—	—
Common stock, $0.0001 par value; 1 billion shares authorized; 124,027,012 issued and 118,777,012 outstanding at June 30, 2021 and 82,117,288 issued and outstanding at December 31, 2020.	12	8
Additional paid-in capital	301,467	992
Accumulated deficit	(19,842)	(7,728)
Total shareholders' equity (deficit)	281,637	(6,728)
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY	$420,832	$25,243

Contacts
Media: elms-svc@sardverb.com
Investor Relations: IR@electriclastmile.com